As filed with the Securities and Exchange Commission on May 4, 2009

Securities Act File No. 333-158347

SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

The Hartford Mutual Funds II, Inc.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut 01604-2999

(Address of Principal Executive Offices) (Zip Code)

1-860-843-9934

(Registrant’s Area Code and Telephone Number)

Edward P. Macdonald, Esq.

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Part C – Other Information

Signature Page

Exhibits

The Hartford Mutual Funds, Inc.,

ON BEHALF OF

The Hartford Tax-Free California Fund

May 1, 2009

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the “Special Meeting”) of The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds”). The Special Meeting will take place on July 16, 2009 at 9:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Special Meeting, shareholders of The Hartford Tax-Free California Fund, a series of Hartford Mutual Funds (the “Acquired Fund”), will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed combined Proxy Statement/Prospectus (“Proxy Statement”), the purpose of the Special Meeting is: (i) to vote on the proposed Plan of Reorganization (the “Reorganization Plan”) pursuant to which the Acquired Fund will be reorganized into The Hartford Tax-Free National Fund (the “Acquiring Fund”), a series of The Hartford Mutual Funds II, Inc.; and (ii) to transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Special Meeting. The Board of Directors of Hartford Mutual Funds has reviewed and approved the proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of HIFSCO or from our proxy solicitor, Broadridge Investor Communication Solutions, Inc., reminding you to vote your shares.

Very truly yours,

John C. Walters

PRESIDENT AND CHIEF EXECUTIVE OFFICER

[This Page Is Intentionally Left Blank]

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.	What proposal are shareholders being asked to consider at the upcoming special meeting?

A. 1. Shareholders of The Hartford Tax-Free California Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds”), are being asked to consider and approve the proposed reorganization plan (the “Reorganization Plan”) whereby the Acquired Fund will be reorganized into The Hartford Tax-Free National Fund (the “Acquiring Fund”), a series of The Hartford Mutual Funds II, Inc.

Q. 2.	How will the reorganization benefit the Acquired Fund and its shareholders?

A. 2. The reorganization is expected to benefit the Acquired Fund’s shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide greater opportunities to realize economies of scale and (2) offering shareholders of the Acquired Fund investment in a fund that provides greater flexibility and diversification in terms of security selection.

Q. 3.	Why are shareholders being asked to approve the proposed reorganization?

A. 3. The Acquired Fund is a series of Hartford Mutual Funds. Hartford Mutual Funds is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect its reorganization into the Acquiring Fund.

Q. 4.	Are there differences between the Acquiring Fund’s investment goal and the investment goal of the Acquired Fund?

A. 4. Yes. The Acquiring Fund and the Acquired Fund share the same investment goal of seeking to provide current income that is exempt from federal income tax. However, the Acquired Fund seeks to provide current income that is also exempt from California income tax. The Acquiring Fund’s investment goal does not include seeking to provide current income that is exempt from California income tax. The loss of such California income tax benefit may adversely affect current shareholders of the Acquired Fund after its reorganization into the Acquiring Fund.

Q. 5.	Who is the adviser and sub-adviser of the Acquiring Fund?

A. 5. The investment adviser of the Acquiring Fund, Hartford Investment Financial Services, LLC (“HIFSCO”), is also the investment adviser of the Acquired Fund. The Acquiring Fund’s sub-adviser, Hartford Investment Management Company (“HIMCO”), is also the sub-adviser of the Acquired Fund.

Q. 6.	Will the reorganization plan result in lower expenses for shareholders of the Acquired Fund?

A. 6. The Reorganization Plan will have the effect of maintaining shareholder expenses for shareholders of the Acquired Fund, because the shareholders of Class A, B or C of the Acquired Fund are subject to the identical fee schedule applicable to shareholders of Class A, B or C of the Acquiring Fund (after application of the contractual expense limitation).

Q.7.	Will the reorganization be considered a taxable event for Federal income tax purposes?

A.7.  It is anticipated that the reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Plan.

Q. 8.	Has the Board of Directors approved the Reorganization Plan?

A. 8. Yes. The Board of Directors of Hartford Mutual Funds has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 9.	How can I vote?
A. 9.	You can vote:
•	By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.
•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.
•	By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 10.	When should I vote?

A. 10.Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of HIFSCO or Broadridge Investor Communication Solutions, Inc., a firm authorized by The Hartford Financial Services Group, Inc. to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 11.	Where can I obtain additional information about this Proxy Statement?

A. 11.For information about voting, please call toll free 866-451-3783. To obtain additional information about the Proxy Statement, please go to www.proxyvote.com on or after May 12, 2009.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Special Meeting”) of The Hartford Tax-Free California Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds”), will take place on July 16, 2009 at 9:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by The Hartford Tax-Free National Fund (the “Acquiring Fund”), a series of The Hartford Mutual Funds II, Inc., solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund;

2.	To transact such other business as may properly come before the Special Meeting.

The Board of Directors of Hartford Mutual Funds recommends that you vote FOR the proposal listed in this Notice. Shareholders of record of the Acquired Fund on April 27, 2009 are entitled to notice of and to vote at the Special Meeting.

Please read the enclosed combined Proxy Statement/Prospectus (“Proxy Statement”) carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors

of The Hartford Mutual Funds, Inc.,

Edward P. Macdonald

Secretary

May 1, 2009

TABLE OF CONTENTS

Page

INTRODUCTION	1
PROPOSAL	4
General Overview	4
Summary	4
The Proposed Reorganization	4
Reasons for the Reorganization	4
Benefits of the Reorganization for the Acquired Fund's Shareholders	5
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND	5
Comparison of Fees and Expenses of the Acquired Fund and the Acquiring Fund	9
Operating Expenses	9
Example	11
MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND	12
The Investment Adviser and Sub-Adviser	12
Principal Investment Strategies	12
Performance of the Acquired Fund and Acquiring Fund	13
INFORMATION ABOUT THE REORGANIZATION	14
The Reorganization Plan	14
Tax Considerations	15
Expenses of the Reorganization	15
Board Considerations	15
BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE ACQUIRING FUND'S INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS	16
ADDITIONAL INFORMATION ABOUT THE FUNDS	16
Form of Organization	16
Dividends and Other Distributions	16
Disclsoure of Fund Holdings	16
Capitalization of the Funds	16
GENERAL INFORMATION	17
Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter	17
Other Business	17
Shareholder Reports	17
Proxy Solicitation	17
Vote Required	17
Shareholder Proposals	18
Beneficial Owners	18
Information About the Funds	18
MORE INFORMATION REGARDING THE FUNDS	19
Investment Advisory Arrangements	19

TABLE OF CONTENTS

(continued)

Page

Distribution Arrangements	19
Distribution Plans	19
Class A Plan	19
Class B Plan	19
Class C Plan	20
General	20
Payments to Financial Intermediaries and Other Entities	20
Commissions and Rule 12b-1 Payments	20
Additional Compensation Payments to Financial Intermediaries	20
Servicing Compensation to Servicing Intermediaries	21
Transaction Policies	22
Execution of Requests	22
Requests in "Good Order"	22
Telephone Transactions	22
Exchanges	22
Valuation of Shares	22
Taxes	23
Taxability of Dividends	23
Taxability of Transactions	23
Additional Information	23
Taxes on Distributions	24
Frequent Purchases and Redemptions of Fund Shares	24
Investment Policy Changes	25
FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND	26
INDEX OF APPENDICES	27
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS	B-1
APPENDIX C: BENEFICIAL OWNERS	C-1

PART B: STATEMENT OF ADDITIONAL INFORMATION	Part B-1

COMBINED PROXY STATEMENT/PROSPECTUS

May 1, 2009

PROXY STATEMENT FOR:

THE HARTFORD TAX-FREE CALIFORNIA FUND

(a series of The Hartford Mutual Funds, Inc.)

P.O. Box 64387

St. Paul, Minnesota 55164-0387

(888) 843-7824

PROSPECTUS FOR:

THE HARTFORD TAX-FREE NATIONAL FUND

(a series of The Hartford Mutual Funds II, Inc.)

P.O. Box 64387

St. Paul, Minnesota 55164-0387

(888) 843-7824

INTRODUCTION

This combined Proxy Statement/Prospectus (“Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds”), in connection with the Special Meeting of Shareholders (the “Special Meeting”) of The Hartford Tax-Free California Fund (the “Acquired Fund”) to be held on July 16, 2009, at 9:00 a.m. Eastern Time, at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Special Meeting.

At a meeting held on February 4, 2009, the Board of Directors of Hartford Mutual Funds approved the Plan of Reorganization (the “Reorganization Plan”) relating to the proposed reorganization of the Acquired Fund, a series of Hartford Mutual Funds, into The Hartford Tax-Free National Fund (the “Acquiring Fund,” together with the Acquired Fund, the “Funds”), a series of The Hartford Mutual Funds II, Inc. (“Hartford Mutual Funds II”). This Proxy Statement provides you with information about this proposed reorganization (the “Reorganization”).

The approximate mailing date of this Proxy Statement is May 12, 2009. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement, will be paid by HIFSCO, the Funds’ investment manager and principal underwriter. Representatives of HIFSCO or Broadridge Investor Communication Solutions, Inc. (“Broadridge”), a firm authorized by The Hartford Financial Services Group, Inc. (“The Hartford”) to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. The estimated cost of retaining Broadridge is approximately $3,100. As the meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

HIFSCO, the Funds’ investment manager and principal underwriter, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

This Proxy Statement, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information (“SAI”) dated May 1, 2009 relating to this Proxy Statement, and containing additional information about the Reorganization Plan and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Prospectuses and Statements of Additional Information of Hartford Mutual Funds and Hartford Mutual Funds II dated March 1, 2009 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively), as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-888-843-7824 or by writing to The Hartford Mutual Funds at P.O. Box 64387, St. Paul, Minnesota 55164-0387. Hartford

Mutual Funds and Hartford Mutual Funds II’s annual report dated October 31, 2008 (File Nos. 811-07589 and 811-00558, respectively) is incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by either Hartford Mutual Funds or Hartford Mutual Funds II from the SEC’s Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of Hartford Mutual Funds. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by shareholders without instructions will be voted “FOR” the proposal to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the “Proposal”). In instances where choices are specified by shareholders in the voting instruction cards or proxy cards, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by either Hartford Mutual Funds from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Special Meeting, and will have the same effect as a vote “AGAINST” the Proposal. So far as the Board of Directors of Hartford Mutual Funds is aware, no matters other than those described in this Proxy Statement will be acted upon at the Special Meeting. Should any other matters properly come before the Special Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a shareholder will need the “control number” that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Broadridge representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder’s vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on April 27, 2009 (the “Record Date”) may vote at the Special Meeting or any adjournment(s) or postponement(s) of the Special Meeting. As of the Record Date, there were 4,256,418.113 issued and outstanding shares of the Acquired Fund (consisting of 3,312,392.424 Class A Shares, 133,403.864 Class B Shares and 810,621.825 Class C Shares). Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Special Meeting shall constitute a quorum. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy.

A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. For purposes of adjournment to vote on the Proposal, the persons named as proxies will vote FOR such adjournment for those proxies for which they are entitled to vote FOR the Proposal and will vote AGAINST any such adjournment for those proxies for which they are required to be voted AGAINST the Proposal. Abstentions and broker non-votes will not be voted either for or against the adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

PROPOSAL

APPROVAL OF THE REORGANIZATION PLAN

GENERAL OVERVIEW

At a meeting held on February 4, 2009, the Board of Directors of Hartford Mutual Funds approved the Reorganization Plan for the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

The Acquired Fund is a series of Hartford Mutual Funds. The Acquiring Fund is a series of Hartford Mutual Funds II. This Proxy Statement provides you with information about the Reorganization Plan.

If shareholders of the Acquired Fund approve the proposed Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. Shareholders of the Acquired Fund will receive either Class A, B or C shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class A, B or C shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization. Class Y shares of the Acquired Fund have never been issued and as such there are no Class Y shares outstanding. Following the Reorganization, the Acquired Fund will liquidate.

Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement carefully. For additional information, you should consult the Prospectuses and Statements of Additional Information of Hartford Mutual Funds and Hartford Mutual Funds II dated March 1, 2009 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively), as supplemented, and the Reorganization Plan. A form of the Reorganization Plan is attached hereto as APPENDIX A.

The Proposed Reorganization

At a meeting held on February 4, 2009, the Board of Directors of Hartford Mutual Funds and Hartford Mutual Funds II approved the Reorganization Plan with respect to the Acquired Fund and the Acquiring Fund. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the complete liquidation of the Acquired Fund as a series of Hartford Mutual Funds.

The Reorganization is expected to be effective immediately after the close of business on July 24, 2009, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

Reasons for the Reorganization

The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The Reorganization is anticipated to provide greater opportunities to realize economies of scale. In addition, the Reorganization is being proposed to offer shareholders of the Acquired Fund investment in a fund that provides greater flexibility and diversification in terms of security selection.

HIFSCO, the investment adviser for both the Acquired Fund and the Acquiring Fund, will bear all costs associated with the Reorganization, except for brokerage fees and brokerage expenses.

Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the applicable Acquired Fund’s outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF HARTFORD MUTUAL FUNDS UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION PLAN.

Benefits of the Reorganization for the Acquired Fund’s Shareholders

In considering whether to approve the Reorganization Plan, you should note that:

•

The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that is similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund.

•

The Reorganization Plan will have the effect of maintaining shareholder expenses for shareholders of the Acquired Fund, because the shareholders of Class A, B or C shares of the Acquired Fund are subject to the identical fee schedule applicable to shareholders of Class A, B or C shares of the Acquiring Fund (after application of the contractual expense limitation).

•

The Acquired Fund and the Acquiring Fund have the same investment adviser, HIFSCO, which will continue to oversee the investment program of the Acquiring Fund and the performance of Hartford Investment Management Company (“HIMCO”), the Acquired Fund’s and the Acquiring Fund’s sub-adviser, after consummation of the Reorganization.

•	The Acquiring Fund is more diversified than the Acquired Fund, which primarily invests in the securities of a single state.
•

The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same. For additional information on purchase and redemption provisions, see “More Information Regarding the Funds.”

•

The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization - Tax Considerations.”

Notwithstanding the foregoing, in considering whether to approve the Reorganization, you should also note that as a shareholder of the Acquiring Fund you will no longer have the benefit of the Acquired Fund’s investment of at least 80% of its assets in investments the income from which is exempt from the income tax of California.

Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the Acquired Fund and the Acquiring Fund

The investment objectives, principal investment strategies, and risks of the Acquired Fund and the Acquiring Fund are similar in many respects. Each is managed by the same investment adviser and sub-adviser. The charts and summaries below describe the important similarities and differences between the Acquired Fund and the Acquiring Fund. There can be no assurance that either the Acquired Fund or the Acquiring Fund will achieve its stated objective. For purposes of considering the Reorganization, some of the key differences between the principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund are:

•

The Acquiring Fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax, while the Acquired Fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California. The loss of such state income tax benefit may adversely affect current shareholders of the Acquired Fund after its reorganization into the Acquiring Fund.

•	Both the Acquired Fund and the Acquiring Fund use a “top-down” approach to sector and security selection.
•

In contrast to the Acquiring Fund, investments in the Acquired Fund carry diversification risk, the risk that since the Acquired Fund may invest in securities or loans of relatively few issuers or borrowers, any factors affecting a given security or loan could affect performance of the Acquired Fund to a greater degree.

	Acquired Fund	Acquiring Fund
Objective	Seeks to provide current income exempt from both federal and California income tax.	Seeks to provide current income exempt from federal income tax.

Principal Investment Strategies

The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of “investment grade” quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality are below-investment-grade. Debt securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds”. The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of “investment grade” quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality are below- investment-grade. Debt securities rated below- investment-grade are commonly referred to as “high yield - high risk” or “junk bonds”. The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund’s holdings may range from 5 to 30 years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund’s yield.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund’s yield.

Principal Investment Risks	The primary risks of investing in this fund are described below in alphabetical order.	The primary risks of investing in this fund are described below in alphabetical order.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Income Risk – Falling interest rates create the potential for a decline in the fund’s income.	Income Risk – Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

	Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.	Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.
Fundamental Investment Restrictions

Identical to the Acquiring Fund, except:

Under normal circumstances, the Acquired Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

Identical to the Acquired Fund, except:

Under normal circumstances, the Acquiring Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

The Acquired Fund is a non-diversified fund and is not required to comply with the diversification rules of the Investment Company Act of 1940.

The Acquiring Fund has elected to be classified as a diversified fund. In accordance with the diversification rules of the Investment Company Act of 1940, at least 75% of the value of the Acquiring Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of the Acquiring Fund’s assets nor more than 10% of the outstanding voting securities of such issuer.

Investment Adviser and Advisory Fees

HIFSCO

HIFSCO receives compensation, calculated daily and paid monthly, from the fund at the following annual rates (as a specified percentage of the fund’s average daily net assets): 0.50% of the first $500 million; 0.45% of the next $4.5 billion; 0.43% of the next $5 billion; 0.42% of the assets over $10 billion.

HIFSCO

HIFSCO receives compensation, calculated daily and paid monthly, from the fund at the following annual rates (as a specified percentage of the fund’s average daily net assets): 0.50% of the first $500 million; 0.45% of the next $4.5 billion; 0.43% of the next $5 billion; 0.42% of the assets over $10 billion.

Sub-Adviser and Sub-Advisory Fees	HIMCO HIMCO receives monthly compensation from HIFSCO at cost.	HIMCO HIMCO receives monthly compensation from HIFSCO at cost.
Fund Managers	Charles Grande & Christopher Bade	Charles Grande & Christopher Bade

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Acquired Fund and the Acquiring Fund. It is expected that combining the Acquired Fund into the Acquiring Fund in the manner proposed in the Reorganization Plan may permit shareholders of the Acquiring Fund to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see “More Information Regarding the Funds” in this Proxy Statement.

Operating Expenses

The current expenses of each Fund and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2008. PRO FORMA numbers are estimated in good faith and are hypothetical.

Annual Fund Operating Expenses (as a percentage of each Fund’s average daily net assets)

Class A

CALIFORNIA FUND	NATIONAL FUND	NATIONAL FUND PRO-FORMA(1)

Shareholder Fees

(fee paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price

Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)

Exchange fees

Annual operating expenses

(expenses that are deducted from the fund’s assets)

Management fees

Distribution and service (12b-1 fees)

Other expenses

Acquired Fund fees and expenses

Total annual operating expenses

Less: Contractual Expense

Reimbursement (4)

Net annual operating expenses (4)

4.50% None(2) None 0.50% 0.25% (3) 0.11% 0.02% 0.88% 0.01% 0.87%	4.50% None(2) None 0.50% 0.25% (3) 0.14% 0.02% 0.91% 0.04% 0.87%	4.50% None(2) None 0.50% 0.25% 0.12% 0.02% 0.89% 0.02% 0.87%
(1)	Reflects pro forma amounts if the Reorganization is approved.
(2)	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4)

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.00%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 0.85%. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, Hartford Administrative Services Company (“HASCO”), the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

Class B

CALIFORNIA FUND	NATIONAL FUND	NATIONAL FUND PRO-FORMA(1)

Shareholder Fees

(fee paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price

Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)

Exchange fees

Annual operating expenses

(expenses that are deducted from the fund’s assets)

Management fees

Distribution and service (12b-1 fees)

Other expenses

Acquired Fund fees and expenses

Total annual operating expenses

Less: Contractual Expense Reimbursement (2)

Net annual operating expenses (2)

None 5.00% None 0.50% 1.00% 0.15% 0.02% 1.67% 0.05% 1.62%	None 5.00% None 0.50% 1.00% 0.20% 0.02% 1.72% 0.10% 1.62%	None 5.00% None 0.50% 1.00% 0.17% 0.02% 1.69% 0.07% 1.62%
(1)	Reflects pro forma amounts if the Reorganization is approved.
(2)

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class B shares at 1.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class B shares at 1.60%. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

Class C

CALIFORNIA FUND	NATIONAL FUND	NATIONAL FUND PRO-FORMA(1)

Shareholder Fees

(fee paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price

Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)

Exchange fees

Annual operating expenses

(expenses that are deducted from the fund’s assets)

Management fees

Distribution and service (12b-1 fees)

Other expenses

Acquired Fund fees and expenses

Total annual operating expenses

Less: Contractual Expense Reimbursement(2)

Net annual operating expenses(2)

None 1.00% None 0.50% 1.00% 0.14% 0.02% 1.66% 0.04% 1.62%	None 1.00% None 0.50% 1.00% 0.15% 0.02% 1.67% 0.05% 1.62%	None 1.00% None 0.50% 1.00% 0.13% 0.02% 1.65% 0.03% 1.62%
(1)	Reflects pro forma amounts if the Reorganization is approved.
(2)

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class

C shares at 1.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class C shares at 1.60%. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

Example

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a PRO FORMA basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

Class A

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 536	$ 718	$ 916	$ 1,486
National Fund	$ 539	$ 727	$ 931	$ 1,519
National Fund Pro Forma (1)	$ 537	$ 721	$ 921	$ 1,497

Class B

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 670	$ 826	$ 1,107	$ 1,766
National Fund	$ 675	$ 842	$ 1,133	$ 1,815
National Fund Pro Forma (1)	$ 672	$ 833	$ 1,118	$ 1,785

Class C

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 269	$ 523	$ 902	$ 1,965
National Fund	$ 270	$ 526	$ 907	$ 1,976
National Fund Pro Forma (1)	$ 268	$ 520	$ 897	$ 1,955

You would pay the following expenses if you did not redeem your shares:

Class A

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 536	$ 718	$ 916	$ 1,486
National Fund	$ 539	$ 727	$ 931	$ 1,519
National Fund Pro Forma (1)	$ 537	$ 721	$ 921	$ 1,497

Class B

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 170	$ 526	$ 907	$ 1,766
National Fund	$ 175	$ 542	$ 933	$ 1,815
National Fund Pro Forma (1)	$ 172	$ 533	$ 918	$ 1,785

Class C

	1 Year	3 Years	5 Years	10 Years
California Fund	$ 169	$ 523	$ 902	$ 1,965
National Fund	$ 170	$ 526	$ 907	$ 1,976
National Fund Pro Forma (1)	$ 168	$ 520	$ 897	$ 1,955

(1) Reflects pro forma amounts if the Reorganization is approved.

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

The Investment Adviser and Sub-Adviser

HIFSCO has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Acquiring Fund’s average daily net asset value as follows:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.50%
Next $4.5 billion	0.45%
Next $5 billion	0.43%
Amount Over $10 billion	0.42%

For more information about HIFSCO, see “More Information Regarding the Funds - Investment Advisory Arrangements” below.

HIFSCO has entered into a sub-advisory agreement with HIMCO to provide investment advisory services to the Acquiring Fund (the “Agreement”). As of December 31, 2008, HIMCO had approximately $138.7 billion in assets under management.

Pursuant to the Agreement, HIMCO provides investment management services with respect to the assets of the Acquiring Fund, subject to the terms and conditions of the investment objective, policies and restrictions of the Acquiring Fund. For such services, HIMCO receives monthly compensation from HIFSCO at cost.

The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

Christopher Bade, Vice President of HIMCO, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined HIMCO in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President and sector head for Municipals of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

The Acquiring Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund.

Principal Investment Strategies

The Acquiring Fund’s sub-adviser, HIMCO, invests at least 80% of net assets in investments the income from which is exempt from federal income tax. Currently, the Acquiring Fund is subject to a policy, due to its name “Tax-Free National,” regarding the amount it can invest in certain types of securities (“Name Policy”). Due to the Acquiring Fund’s name, the Name Policy requires that the Acquiring Fund invest 80% of its assets in investments the income from which is exempt from federal income tax. The Acquiring Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without a vote of a majority of the Acquiring Fund’s outstanding shares as defined in the 1940 Act.

The Acquiring Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the Acquiring Fund will be of “investment grade” quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The Acquiring Fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”. The Acquiring Fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the Acquiring Fund’s holdings may range from 5 to 30 years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the Acquiring Fund’s yield.

Performance of the Acquired Fund and Acquiring Fund

The bar chart and table below indicate the risks of investing in the Acquired Fund and the Acquiring Fund. The bar charts show how the Funds’ total returns have varied from year to year, while the tables show how the Funds’ performance over time compares to that of a broad-based market index.

The annual return variability of each Fund’s Class A, Class B and Class C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the Fund’s shares are invested in the same portfolio of securities. The actual returns of the Class A, Class B and Class C shares for the periods presented in the bar chart would have been different than the annual return shown for the Fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the Acquiring Fund’s performance when it was managed by a previous investment adviser. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

California Fund

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.17% (3rd quarter, 2004) and the lowest quarterly return was -13.36% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/2008

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 10/31/02)
Class A Return Before Taxes	-23.70%	-2.74%	-1.36%
Class A Return After Taxes on Distributions	-23.70%	-2.74%	-1.36%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-13.91%	-1.60%	-0.45%
Class B Return Before Taxes	-24.47%	-2.91%	-1.37%
Class C Return Before Taxes	-21.36%	-2.56%	-1.31%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-4.15%	2.62%	3.19%

Index: The Barclays Capital California Municipal Bond Index (formerly known as the Lehman Brothers California Municipal Bond Index) is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

National Fund

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -10.43% (4th quarter, 2008).

(1)     Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class E shares, which had different operating expenses.

Average annual total returns for periods ending 12/31/2008

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-22.63%	-2.54%	1.17%
Class A Return After Taxes on Distributions(1)	-22.63%	-2.54%	0.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-13.16%	-1.40%	1.57%
Class B Return Before Taxes(1)	-23.42%	-2.70%	-0.94%
Class C Return Before Taxes(1)	-20.37%	-2.37%	0.82%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-2.47%	2.71%	4.26%

Index: The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1)     Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class B and Class C shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Tax Considerations

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization: (i) Acquired Fund shareholders will not recognize a taxable gain or loss on the exchange of their Acquired Fund shares for shares of the Acquiring Fund; (ii) Acquired Fund shareholders will have the same aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization as in their Acquired Fund shares; and (iii) assuming that Acquired Fund shares are held as a capital asset on the date of the Closing, the holding period for Acquiring Fund shares will include the period for which such shareholder held its Acquired Fund shares. As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, the Acquiring Fund’s ability to use the capital loss carryovers (if any) of the Acquired Fund to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. If capital loss carryovers of the Acquired Fund are limited by those rules, it is possible that the limitations could result in a portion of the Acquired Fund’s capital loss carryovers eventually expiring unutilized. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Expenses of the Reorganization

HIFSCO will bear all of the expenses relating to the Reorganization, except brokerage fees and any brokerage expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund’s registration statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Board Considerations

The proposed Reorganization was presented to the Board of Directors of each of the Hartford Mutual Funds and Hartford Mutual Funds II (each, a “Company” and collectively, the “Companies”) for consideration and approval at a meeting held on February 4, 2009. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), of the Companies determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Boards, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

•	The Reorganization would address low asset levels in the Acquired Fund and provide greater opportunities to realize economies of scale.
•

The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that is similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund.

•

The Reorganization Plan will have the effect of maintaining shareholder expenses for shareholders of the Acquired Fund, because the shareholders of Class A, B and C shares of the Acquired Fund are subject to the identical fee schedule applicable to shareholders of Class A, B and C shares of the Acquiring Fund.

•

The Acquired Fund and the Acquiring Fund have the same investment adviser, HIFSCO, which will continue to oversee the investment program of the Acquiring Fund and the performance of HIMCO, the Acquired Fund’s and the Acquiring Fund’s sub-adviser, after consummation of the Reorganization.

•	The Acquiring Fund is not limited to single state offerings, therefore allowing the Acquiring Fund greater flexibility and diversification than the Acquired Fund in terms of security selection.
•

The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same. For additional information on purchase and redemption provisions, see “More Information Regarding the Funds.”

•

The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund will not recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization - Tax Considerations.”

•	The portfolio management team of the Acquiring Fund believes it is in the interests of the Acquiring Fund to acquire the assets of the Acquired Fund.
•

As a result of the Reorganization, shareholders of the Acquired Fund will lose the benefit of the Acquired Fund’s investment of at least 80% of its assets in investments the income from which is exempt from the income tax of California.

•	The Acquired Fund, but not the Acquiring Fund, carries non-diversification risk as a result of its investment in the securities of a small number of issuers.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

Board Considerations Regarding the Approval of the Acquiring Fund’s Investment Management and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Directors’ approval of the investment management and sub-advisory agreements of the Acquiring Fund is available in the Hartford Mutual Funds and Hartford Mutual Funds II Annual Report filed for the year ended October 31, 2008.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund is a series of Hartford Mutual Funds, while the Acquiring Fund is a series of Hartford Mutual Funds II. Each Company is a Maryland corporation registered as an open-end management investment company. Each Company is governed by its respective Board, which currently consist of ten (10) trustees, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

Dividends and Other Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

Each Fund seeks to maintain a target rate of distribution for that month. In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month. The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the Fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Disclosure of Fund Holdings

The Funds will disclose their complete calendar month-end portfolio holdings on the Funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds’ website no earlier than 15 days after the end of each month the ten issuers that together constitute the largest portion of each Fund’s assets. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and on a PRO FORMA basis, each as of October 31, 2008, after giving effect to the Reorganization.

	NET ASSETS (THOUSANDS)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING (THOUSANDS)
HARTFORD TAX-FREE NATIONAL FUND – ACQUIRING FUND - CLASS A	$ 113,542	$ 8.67	13,092
HARTFORD TAX-FREE NATIONAL FUND – ACQUIRING FUND - CLASS B	$ 5,223	$ 8.61	607
HARTFORD TAX-FREE NATIONAL FUND – ACQUIRING FUND - CLASS C	$ 27,234	$ 8.63	3,155
HARTFORD TAX-FREE CALIFORNIA FUND – ACQUIRED FUND – CLASS A	$ 30,538	$ 8.17	3,740
HARTFORD TAX-FREE CALIFORNIA FUND – ACQUIRED FUND – CLASS B	$ 1,338	$ 8.15	164
HARTFORD TAX-FREE CALIFORNIA FUND – ACQUIRED FUND – CLASS C	$ 5,731	$ 8.18	701

HARTFORD TAX-FREE NATIONAL FUND – PRO FORMA – ACQUIRING FUND INCLUDING HARTFORD TAX-FREE CALIFORNIA FUND – CLASS A (1)	$ 144,080	$ 8.67	16,618
HARTFORD TAX-FREE NATIONAL FUND – PRO FORMA – ACQUIRING FUND INCLUDING HARTFORD TAX-FREE CALIFORNIA FUND – CLASS B (1)	$ 6,561	$ 8.61	762
HARTFORD TAX-FREE NATIONAL FUND – PRO FORMA – ACQUIRING FUND INCLUDING HARTFORD TAX-FREE CALIFORNIA FUND – CLASS C (1)	$ 32,965	$ 8.63	3,820

(1)	Reflects pro forma amounts if the Reorganization is approved.

GENERAL INFORMATION

Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter

HIFSCO, the Funds’ investment adviser and principal underwriter, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Administrative Services Company (“HASCO”), the Acquired and Acquiring Funds’ transfer and dividend disbursing agent, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO and HASCO are affiliates of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut corporation.

Other Business

The Board of Directors of the Hartford Mutual Funds does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about the Funds in the annual report dated October 31, 2008, which has been previously mailed to shareholders. You may obtain copies of this report without charge by writing to the Funds at The Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387, by calling the Funds at 1-888-843-7824, or by logging on to www.hartfordinvestor.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement beginning on or about May 12, 2009, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, Broadridge. The estimated cost of retaining Broadridge is approximately $3,100. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy card, and ask for the shareholder’s instructions regarding the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Broadridge representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by HIFSCO.

Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund’s outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposals

As a general matter, Hartford Mutual Funds and Hartford Mutual Funds II do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Hartford Mutual Funds or Hartford Mutual Funds II, P.O. Box 64387, St. Paul, Minnesota 55164-0387.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Beneficial Owners

As of April 27, 2009, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Funds’ shares. As of April 27, 2009, to the knowledge of Hartford Mutual Funds and Hartford Mutual Funds II, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix C.

As of April 27, 2009, none of the Independent Directors (or their immediate family members) had share ownership in securities of Hartford Mutual Funds’ or Hartford Mutual Funds II’s investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

Information About the Funds

Hartford Mutual Funds and Hartford Mutual Funds II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC. Information on the operation of the SEC’s Public Reference Facilities may be obtained by calling 1-202-942-8090. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors

of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.,

Edward P. Macdonald

Secretary

May 1, 2009

P.O. Box 64387

St. Paul, Minnesota 55164-0387

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Acquired Fund and the Acquiring Fund.

Investment Advisory Arrangements

The assets of the Funds are managed by HIFSCO, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by each Fund’s respective Board. You can find additional information about each Company’s Directors and officers in their respective Statements of Additional Information dated March 1, 2009. HIFSCO hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including HIMCO. The investment adviser also monitors the sub-advisers’ buying and selling of securities and administration of the Funds. For these services, HIMCO is paid an advisory fee equal to the cost of providing such services.

HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HIFSCO and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled “Payments to Financial Intermediaries and Other Entities” in this section of this Proxy Statement.

The Funds rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by each Company’s Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint new sub-advisers, not affiliated with HIFSCO, with the approval of the respective Board and without obtaining approval from those shareholders that participate in the applicable Fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

Distribution Arrangements

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The Funds’ SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.;

Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

Transaction Policies

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

The Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Taxes

Taxability of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010. Some dividends paid in January may be taxable as if they had been paid the previous December.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

Taxes On Distributions

The Funds intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive than those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new

SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Investment Policy Changes

Tax-Free California Fund and Tax-Free National Fund each has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of the Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one for each of Tax-Free California Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by that respective Fund’s Board without shareholder approval. To the extent authorized by law, Hartford Mutual Funds, Hartford Mutual Funds II and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The financial highlights table for the Acquiring Fund is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the Hartford Mutual Funds II 2008 Annual Report which is available upon request.

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Tax-Free National Fund
For the Year Ended October 31, 2008(e)
Class A	$10.88	$0.48	$—	$(2.21)	$(1.73)	$(0.48)	$—	$—	$(0.48)	$(2.21)	$8.67	(16.40)%	$113,542	0.94%	0.85%	0.85%	4.63%	77%
Class B	10.80	0.39	—	(2.17)	(1.78)	(0.41)	—	—	(0.41)	(2.19)	8.61	(16.97)	5,223	1.75	1.60	1.60	3.87	—
Class C	10.83	0.39	—	(2.18)	(1.79)	(0.41)	—	—	(0.41)	(2.20)	8.63	(17.02)	27,234	1.70	1.60	1.60	3.89	—
For the Year Ended October 31, 2007
Class A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30	115,459	1.15	0.85	0.85	4.20	43
Class B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)	6,839	1.95	1.60	1.60	3.43	—
Class C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)	22,467	1.90	1.60	1.60	3.45	—
For the Year Ended October 31, 2006
Class A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82	71,876	1.22	1.00	1.00	4.06	14
Class B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97	6,746	2.00	1.75	1.75	3.31	—
Class C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95	12,889	1.97	1.75	1.75	3.31	—
For the Year Ended October 31, 2005(e)
Class A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10	46,163	1.26	1.00	1.00	3.88	22
Class B	11.15	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.06	2.36	6,889	2.03	1.75	1.75	3.13	—
Class C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35	8,496	1.99	1.75	1.75	3.13	—
For the Year Ended October 31, 2004
Class A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10	35,210	1.30	1.08	1.08	4.04	18
Class B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39	6,236	2.01	1.78	1.78	3.32	—
Class C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47	8,357	1.98	1.78	1.78	3.33	—

(a)	Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. Had the fees paid indirectly been included the annualized expense ratios for the periods listed below would have been as follows:

	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Tax-Free National Fund
Class A Shares	0.85%	0.85%	1.00%	1.01%	1.08%
Class B Shares	1.60%	1.60%	1.75%	1.75%	1.78%
Class C Shares	1.60%	1.60%	1.75%	1.75%	1.78%

(e)	Per share amounts have been calculated using average shares outstanding method.

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization
Appendix B:	Explanation of Strategies and Risks
Appendix C:	Beneficial Owners

APPENDIX A:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2009, by and between Hartford Mutual Funds II, Inc., a Maryland corporation (“Hartford Mutual Funds II”), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford Tax-Free National Fund (“Acquiring Fund”), a separate series of Hartford Mutual Funds II, and Hartford Mutual Funds, Inc., a Maryland corporation (“Hartford Mutual Funds,” together with Hartford Mutual Funds II, the “Companies”), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford Tax-Free California Fund (“Acquired Fund”), a separate series of Hartford Mutual Funds.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Mutual Funds and Hartford Mutual Funds II, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Mutual Funds have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (the “Closing Date”).

1.2. The property and assets of Hartford Mutual Funds attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.30The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Mutual Funds shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford Mutual Funds, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class B and Class C Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with the Reorganization.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Mutual Funds’ Board of Directors.

2.2. The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Hartford Mutual Funds II’s Board of Directors.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4. All computations of value shall be made by Hartford Life Insurance Company, in its capacity as Fund Accountant for the Companies, and shall be subject to confirmation by the Companies’ Treasurer.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [ ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Companies.

3.2. Hartford Mutual Funds shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the

Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3. The Companies shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Companies (the “Transfer Agent”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Mutual Funds II or Hartford Mutual Funds, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds, Hartford Mutual Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)          The Acquired Fund is duly organized as a series of Hartford Mutual Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds’ Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)          Hartford Mutual Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B and Class C Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws;

(d)          The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Valuation Date, Hartford Mutual Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)          The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Hartford Mutual Funds’ Articles of Incorporation, as amended from time to time, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)          No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds’ knowledge, threatened against Hartford Mutual Funds, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford Mutual Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)           Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)          On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Mutual Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)        All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)          The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds, on behalf of the Acquired Fund, and subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)          The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)          The combined proxy statement and prospectus (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds II, Hartford Mutual Funds II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)          The Acquiring Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds

II’s Articles of Incorporation, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)          The Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B and Class C Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)          The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II’s Articles of Incorporation, as amended from time to time, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)          No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Hartford Mutual Funds II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)          The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)          Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Mutual Funds II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)          All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)           The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)        The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)          The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)          The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. Hartford Mutual Funds will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Hartford Mutual Funds, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7. Hartford Mutual Funds, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Mutual Funds, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Hartford Mutual Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds’ election, to the performance by Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Hartford Mutual Funds II’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the

Closing Date, to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3. Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Hartford Mutual Funds II, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Hartford Mutual Funds II’s election, to the performance by Hartford Mutual Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Hartford Mutual Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Mutual Funds;

7.3. Hartford Mutual Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Mutual Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4. Hartford Mutual Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds, on behalf of the Acquired Fund, Hartford Mutual Funds II may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquiring Fund, Hartford Mutual Funds may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Hartford Mutual Funds’ Articles of Incorporation, as amended from time to time, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Companies may not waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The Companies shall have requested the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.	INDEMNIFICATION

9.1. Hartford Mutual Funds II, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2. Hartford Mutual Funds, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.	BROKERAGE FEES AND EXPENSES

10.1.Hartford Mutual Funds II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.The expenses relating to the proposed Reorganization will be borne solely by Hartford Investment Financial Services, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Mutual Funds II’s or Hartford Mutual Funds’ Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Hartford Mutual Funds pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
14.3

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HARTFORD MUTUAL FUNDS II, INC.,

on behalf of its series,

HARTFORD TAX-FREE NATIONAL FUND

By:________________________________

Name:_____________________________

Title:______________________________

HARTFORD MUTUAL FUNDS, INC.,

on behalf of its series,

HARTFORD TAX-FREE CALIFORNIA FUND

By:________________________________

Name:_____________________________

Title:______________________________

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

HARTFORD INVESTMENT FINANCIAL SERVICES, LLC

By:________________________________

Name:_____________________________

Title:______________________________

APPENDIX B:

EXPLANATION OF STRATEGIES AND RISKS

INVESTMENT RISKS GENERALLY

Many factors affect each Fund’s performance. There is no assurance that a Fund will achieve its investment goal, and you should not consider any one Fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a Fund.

FIXED-INCOME SECURITIES

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

OPTIONS, FUTURES AND OTHER DERIVATIVES

The Funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a Fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a Fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a Fund’s manager expected, which could result in losses to a Fund or increase volatility in a Fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•	Investments in derivatives may subject the Fund to income that is taxable when distributed to shareholders.

OTHER INVESTMENT COMPANIES

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (“ETFs”), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a Fund may not

•	acquire more than 3% of the voting shares of any other investment company,
•	invest more than 5% of a Fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the Fund

1

•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.

ILLIQUID SECURITIES

•

In General. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a Fund’s portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund’s NAV. For more information on fair valuation, please see ‘‘Valuation of Shares.’’

2

APPENDIX C:

The Hartford Tax-Free California Fund

Class of Shares	Name and Address of Beneficial Owner	Shares Owned	% Owned
A	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts Mo 63043-3009	766,435.9090	23.14%
A	Hartford Life Insurance Company* Attn: Mark Strogoff Po Box 2999 Hartford Ct 06104-2999	537,628.7680	16.23%
A	MS&Co FBO John P & Margaret A Husher Co-TTEE Husher Revocable Trust U/A DTD 05/31/1996 27000 Almaden Ct Los Altos Ca 94022-4351	246,913.5800	7.45%
B	NFS LLC FEBO Mollie L Vasquez TTEE Lawrence Vasquez Bypass Tr U/W 1/11/03 17845 Casa Ln Morgan Hill Ca 95037-2916	27,223.8260	20.41%
B	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts Mo 63043-3009	11,746.4900	8.81%
B	Lucille E Horstman or Judy Ann Cipriani TTEES FBO Gilbert F and Lucille E Horstman Lifetime Trust DTD 3/8/90 436 W Winnie Way Arcadia Ca 91007-7957	9,249.3440	6.93%

* Hartford Life Insurance Company intends to vote shares held in seed accounts in the same proportion as the vote of all of the other holders of the Acquired Fund's shares.

The Hartford Tax-Free National Fund

Class of Shares	Name and Address of Beneficial Owner	Shares Owned	% Owned
A	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	6,297,924.2010	40.92%
A	Hartford Life Insurance Company Attn: Mark Strogoff PO Box 2999 Hartford CT 06104-2999	1,057,419.8100	6.87%
A	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	1,045,626.0900	6.79%

1

A	MLPF&S For The Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake DR E FL 3 Jacksonville FL 32246-6484	952,709.8650	6.19%
B	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	182,108.8960	18.79%
B	Hartford Life Insurance Company Attn: Mark Strogoff PO Box 2999 Hartford CT 06104-2999	126,978.8210	13.10%
B	Pershing Llc Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	108,112.8540	11.15%
C	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake DR E FL 3 Jacksonville FL 32246-6484	462,005.8440	11.91%
C	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	348,111.3040	8.97%
C	CITIGROUP Global Markets, Inc. Attn: Peter Booth 7TH Floor 333 W 34TH ST New York NY 10001-2402	224,859.2250	5.80%
C	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress PKWY Maryland HTS MO 63043-3009	210,808.3830	5.43%

2

Part B-1

PART B

The Hartford Mutual Funds II, Inc., P.O. Box 64387

St. Paul, Minnesota 55164-0387

Statement of Additional Information

May 1, 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
The Hartford Tax-Free California Fund	The Hartford Tax-Free National Fund

This Statement of Additional Information is available to the shareholders of The Hartford Tax-Free California Fund (the “Acquired Fund”) in connection with the proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to The Hartford Tax-Free National Fund in exchange for shares of The Hartford Tax-Free National Fund (the “Acquiring Fund”).

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which were filed electronically with the Securities and Exchange Commission and are incorporated by reference herein:

1.

The Statement of Additional Information for The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds”) and The Hartford Mutual Funds II, Inc. (“Hartford Mutual Funds II”) dated March 1, 2009 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively); and

2.

The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the Hartford Mutual Funds and Hartford Mutual Funds II Annual Report filed for the year ended October 31, 2008 (File Nos. 811-07589 and 811-00558, respectively).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated May 1, 2009 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds II, Inc., P.O. Box 64387, St. Paul, MN 55164-0387 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Shown below are financial statements for the Acquired Fund and the Acquiring Fund, as well as the Pro Forma Financial Statements for the combined The Hartford Tax-Free National Fund (the “Combined Fund”), assuming the Reorganization was consummated, as of October 31, 2008. The first table presents Statements of Assets and Liabilities for each Fund and estimated Pro Forma figures for the Combined Fund. The second table presents the Schedule of Investments for each Fund and estimated Pro Forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated Pro Forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

PROFORMA STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2008
The Hartford Tax-Free National Fund (Acquiring)
The Hartford Tax-Free California Fund (Target)
(Unaudited) (000's omitted)
	The Hartford Tax-Free National Fund	The Hartford Tax-Free California Fund	Proforma Adjustments	Proforma Combined
Assets:
Investments in securities, at value @	$ 169,705	$ 35,467	$ -	$ 205,172
Receivables:
Investment securities sold	4,019	-	-	4,019
Fund shares sold	631	1,639	-	2,270
Dividends and interest	3,107	568	-	3,675
Other assets	97	14	-	111
Total assets	177,559	37,688	-	215,247

Liabilities:

Part B-2

Payables:
Investment securities purchased	1,532	-	-		1,532
Fund shares redeemed	1,067	-	-		1,067
Investment advisory and management fees	13	3	-		16
Dividends	176	66	-		242
Distribution fees	9	2	-		11
Accrued expenses	30	10	-		40
Total liabilities	2,827	81	-		2,908
Net assets	$ 174,732	$ 37,607	$ -		$ 212,339

Summary of Net Assets:
Capital stock and paid-in-capital	$ 219,771	$ 47,640	$ -		267,411
Accumulated undistributed (net investment income)	154	32	-		186
Accumulated net realized gain (loss) on investments	(18,170)	(2,029)	-		(20,199)
Unrealized depreciation of investments	(27,023)	(8,036)	-		(35,059)
Net assets	$ 174,732	$ 37,607	$ -		$ 212,339

Shares authorized	19,300,000	250,000			19,300,000
Par value	0.0001	0.001			0.0001

Class A: Net asset value per share	$ 8.67	$ 8.17			$ 8.67
Shares outstanding	13,092	3,740	(214)	A	16,618
Net assets	$ 113,542	$ 30,538	$ -		$ 144,080

Class B: Net asset value per share	$ 8.61	$ 8.15			$ 8.61
Shares outstanding	607	164	(9)	A	762
Net assets	$ 5,223	$ 1,338	$ -		$ 6,561

Class C: Net asset value per share	$ 8.63	$ 8.18			$ 8.63
Shares outstanding	3,155	701	(36)	A	3,820
Net assets	$ 27,234	$ 5,731	$ -		$ 32,965

@ Cost of securities	$ 196,728	$ 43,503	$ -		$ 240,231

(A) Reflects decrease in shares due to differences in the net asset values per share of the funds.

The Notes of the Pro Forma Financial Statements Are an Integral Part of These Pro Forma Financial Statements.

The Hartford Tax-Free National Fund (Acquiring Fund)
Proforma
Combined Schedule of Investments
October 31, 2008 (Unaudited)
(000's Omitted)
	The Hartford	The Hartford
	Tax-Free	Tax-Free

Part B-3

				National Fund		California Fund		Proforma
			Percent	Acquiring Fund		Target Fund		Combined
	Coupon	Maturity	of Net	Principal	Market	Principal	Market	Principal	Market
Security Description	Rate	Date	Assets	Amount	Value +	Amount	Value+	Amount	Value +
Municipal Bonds			91.6%
Alabama			0.9%
Huntsville, AL, GO	5.25%	5/1/2022		$ 1,885	$ 1,897	$ -	$ -	$ 1,885	1,897

Arizona			1.2%
Arizona Sundance Community Fac Dist, Special Assess Rev #2	7.13%	7/1/2027		381	333	-	-	381	333	B
Estrella Mountain Ranch Community GO	6.20%	7/15/2032		265	209	-	-	265	209	E
Pima County, AZ, Charter Schools Proj	5.75%	7/1/2016		1,100	1,006	-	-	1,100	1,006
Pima County, AZ, Noah Webster Basic School	5.60%	12/15/2019		1,000	880	-	-	1,000	880
Vistancia, AZ, Community Fac Dist GO	6.75%	7/15/2022		200	193	-	-	200	193
					2,621		-		2,621

California			22.6%
Aliso Viejo, CA, Community Fac Dist Special Tax	6.00%	9/1/2038		-	-	500	386	500	386
Azusa, CA, Special Tax Community Fac Dist Mountain Cove	5.75%	9/1/2021		-	-	100	86	100	86
Beaumont, CA, FA Improvement Area #8	5.05%	9/1/2037		-	-	250	167	250	167	E
Beaumont, CA, FA Local Agency Rev Ser A (Prefunded with State and Local Gov't Securities)	7.25%	9/1/2020		-	-	50	55	50	55
Big Bear Municipal Water Dist, Ref Lake Improvements	5.00%	11/1/2024		-	-	250	227	250	227
Burbank, CA, FA Rev South San Fernando Redev Proj	5.50%	12/1/2023		-	-	350	325	350	325
California ABAG FA for Non-Profit Corps, San Diego Hospital Assoc	5.38%	3/1/2021		-	-	200	170	200	170
California Educational Fac Auth, Dominican University	5.00%	12/1/2025		-	-	300	229	300	229
California Educational Fac Auth, Golden Gate Univ.	5.00%	10/1/2025		-	-	455	346	455	346
California Educational Fac Auth, La Verne University	5.00%	6/1/2031		-	-	180	131	180	131
California Educational Fac Auth, Pitzer College	5.00%	4/1/2030		-	-	630	554	630	554
California Educational Fac Auth, Woodbury University	5.00%	1/1/2025		-	-	200	155	200	155
California Health Fac FA, Catholic Healthcare West	5.63%	7/1/2032		-	-	1,000	842	1,000	842
California Health Fac FA, Catholic Healthcare West	5.25%	7/1/2023		-	-	250	218	250	218
California Municipal FA, Biola University	5.80%	10/1/2028		1,665	1,267	335	255	2,000	1,522
California Municipal FA, University Students Coop Assoc	4.75%	4/1/2027		-	-	250	172	250	172
California Public Works Board, Dept of Health Services Richmond Lab	5.00%	11/1/2030		-	-	300	268	300	268
California Public Works Board, Dept of Mental Health Patton	5.38%	4/1/2028		-	-	200	191	200	191
California State Enterprise Auth, Sewer FA Rev AMT	5.30%	9/1/2047		-	-	500	331	500	331

Part B-4

California Statewide Community DA	5.50%	8/15/2023	-	-	500	481	500	481
California Statewide Community DA	5.75%	5/15/2032	-	-	700	541	700	541
California Statewide Community DA	7.25%	10/1/2032	-	-	500	413	500	413
California Statewide Community DA	5.13%	7/1/2024	-	-	1,500	1,378	1,500	1,378
California Statewide Community DA Front Porch Communities & Services	5.13%	4/1/2037	-	-	500	350	500	350	E
California Statewide Community DA, California Baptist University	5.50%	11/1/2038	-	-	1,000	626	1,000	626	E
California Statewide Community DA, Drew School	5.30%	10/1/2037	-	-	750	519	750	519
California Statewide Community DA, Health Services Rev	6.00%	10/1/2023	-	-	250	248	250	248
California Statewide Community DA, Huntington Park Rev	5.15%	7/1/2030	-	-	600	424	600	424
California Statewide Community DA, John F Kennedy University Rev	6.75%	10/1/2033	-	-	250	208	250	208
California Statewide Community DA, Thomas Jefferson School of Law (Prerefunded with US Gov't Securities)	4.88%	10/1/2035	-	-	175	181	175	181
California Statewide Community DA, Windrush School	5.50%	7/1/2037	-	-	250	172	250	172
Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega (Prefunded with State and Local Gov't Securities)	5.90%	9/1/2020	250	279	-	-	250	279
Carlsbad, CA, Special Tax	6.05%	9/1/2028	-	-	260	217	260	217
Chabot-Las Positas, CA, Community College Dist	5.05%	8/1/2033	-	-	1,895	380	1,895	380
Chino, CA, Community Fac Dist Special Tax B	5.00%	9/1/2036	-	-	500	330	500	330	E
Chino, CA, Community Fac Dist Special Tax #2	5.00%	9/1/2036	-	-	225	149	225	149	E
Chula Vista, CA, IDR Daily San Diego Gas	5.30%	7/1/2021	-	-	300	266	300	266
Contra Costa County, CA, Public FA Tax Allocation (Prerefondea)	5.63%	8/1/2033	-	-	330	361	330	361
Contra Costa County, CA, Public FA Tax Allocation	5.63%	8/1/2033	-	-	70	63	70	63
Corona, CA, Redev Agency Tax Allocation	4.50%	11/1/2032	-	-	300	236	300	236
Folsom, CA, Public FA Special Tax Rev	5.20%	9/1/2032	-	-	250	173	250	173	E
Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj	5.50%	10/1/2027	-	-	400	403	400	403
Golden State Tobacco Securitization Agency	5.75%	6/1/2047	-	-	3,000	1,976	3,000	1,976
Hemet, CA, USD Community Fac Dist Special Tax #2005-1	5.13%	9/1/2036	-	-	250	172	250	172
Hemet, CA, USD Community Fac Dist Special Tax #2005-3	5.75%	9/1/2039	-	-	500	369	500	369
Huntington Park, CA, Public FA Rev Ref	5.25%	9/1/2019	-	-	400	413	400	413
Imperial, CA, Irrigation Dist Electric Rev	5.00%	11/1/2033	-	-	900	827	900	827

Part B-5

Imperial, CA, Special Tax Community Fac	5.00%	9/1/2026	-	-	325	236	325	236	E
Indio, CA, Community Fac Dist Special Tax	5.05%	9/1/2026	-	-	300	224	300	224	E
Indio, CA, Public FA Rev Local Agency	5.00%	9/2/2014	-	-	135	124	135	124
Indio, CA, Public FA Rev Local Agency	5.63%	9/2/2018	625	554	-	-	625	554
Indio, CA, Public Inprovement Act Special Assessment #2002-3 GO	6.35%	9/2/2027	38	33	57	49	95	82
Irivine, CA, Improvement Bond Act 1915	5.00%	9/2/2030	-	-	300	219	300	219	E
Jurupa, CA, Community Services Dist Special Tax #30	5.60%	9/1/2037	-	-	500	374	500	374	E
Jurupa, CA, Community Services Dist Special Tax #06	5.88%	9/1/2032	400	306	100	76	500	382	E
Jurupa, CA, Community Services Dist Special Tax #17	5.20%	9/1/2036	-	-	250	176	250	176
Kern County, CA, Tobacco Securitization Agency	6.00%	6/1/2029	-	-	1,000	829	1,000	829
Lake Elsinore, CA, Special Tax Community Fac Dist #2005-1A	5.35%	9/1/2036	-	-	200	141	200	141	E
Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6	5.00%	9/1/2030	-	-	150	104	150	104	E
Lake Elsinore, CA, Special Tax Community Fac Dist #2-A	5.85%	9/1/2024	-	-	100	85	100	85	E
Lake Elsinore, CA, Special Tax Community Fac Dist #3	5.15%	9/1/2025	-	-	250	194	250	194
Lathrop, CA, FA Rev Water Supply Proj	6.00%	6/1/2035	750	596	250	199	1,000	795
Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat	5.75%	9/1/2023	-	-	150	127	150	127	E
Long Beach, CA, Bond FA Natural Gas Purchase Rev Ser A	5.50%	11/15/2037	-	-	1,000	739	1,000	739
Los Angeles, CA, Community College District	5.00%	8/1/2033	-	-	1,000	925	1,000	925
Madera, CA, Redev Agency Tax Rev	5.25%	9/1/2030	-	-	750	659	750	659
Modesto, CA, Irrigation Dist	5.50%	7/1/2035	-	-	500	469	500	469
Monterey County, CA, Certificate of Participation	4.50%	8/1/2037	-	-	500	374	500	374
Moreno Valley, CA, USD Community Fac Dist Special Tax #2002-1	6.00%	9/1/2022	500	433	-	-	500	433
Moreno Valley, CA, USD Community Fac Special Tax #2002-1	5.60%	9/1/2017	-	-	110	98	110	98
Morongo Band of Mission Indians Enterprise Rev	6.50%	3/1/2028	2,655	2,285	-	-	2,655	2,285	B
Oakland, CA, Redev Agency Tax Allocation, Coliseum Area Redev (Prefunded with State and Local Gov't Securities)	5.25%	9/1/2033	-	-	250	272	250	272
Oceanside, CA, Community Development Committee, Downtown Redev Proj	5.70%	9/1/2025	700	650	300	279	1,000	929
Palm Springs, CA, Community Redev Agency	5.50%	9/1/2023	535	520	-	-	535	520
Perris, CA, Public FA Local Agency Rev	6.25%	9/1/2033	495	409	100	83	595	492
Perris, CA, Public FA Local Agency Rev	5.80%	9/1/2038	-	-	1,000	740	1,000	740	E
Rancho Mirage, CA, Joint Powers FA Rev, Eisenhower Medical Center	5.00%	7/1/2038	-	-	500	357	500	357	E

Part B-6

Riverside County, CA, Public FA Tax Allocation, Jurupa Desert & Interstate 215	4.50%	10/1/2037		-	-	200	148	200	148
Roseville, CA, FA Special Tax Rev	5.00%	9/1/2033		-	-	500	344	500	344
Roseville, CA, Special Tax	6.00%	9/1/2028		-	-	1,140	931	1,140	931
Roseville, CA, Special Tax Dist Westpark	5.25%	9/1/2025		-	-	200	154	200	154
Sacramento, CA, FA Lease Rev MBIA AMT	5.00%	7/15/2027		-	-	345	299	345	299	C
Sacramento, CA, Pollution Control FA AMT	4.75%	12/1/2023		-	-	500	378	500	378
San Diego, CA, Redev Agency, Centre City Sub Pkg	5.25%	9/1/2026		500	443	200	177	700	620
San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj	5.30%	9/1/2016		-	-	175	177	175	177
San Jose, CA, Airport Revenue AMT	5.00%	3/1/2037		-	-	1,000	759	1,000	759
San Jose, CA, Santa Clara County University	4.91%	8/1/2027		1,800	556	-	-	1,800	556
San Manuel, CA, Entertainment Auth Public Improvement	4.50%	12/1/2016		1,000	877	-	-	1,000	877	E
Santa Margarita, CA, Water Dist Special Tax Community Fac Dist (Prefunded with State and Local Gov't Securities)	6.00%	9/1/2030		-	-	200	222	200	222
Sierra View, CA, Local Health Care Dist	5.25%	7/1/2032		-	-	1,000	776	1,000	776
Stockton, CA, Wastewater Sys Proj MBIA	5.20%	9/1/2029		-	-	375	337	375	337
Sun Ranch, CA, Municipal Water Dist	5.00%	9/1/2036		-	-	200	133	200	133	E
Temecula, CA, Redev Agency Tax Allocation Rev	5.63%	12/15/2038		-	-	250	182	250	182	E
Turlock, CA, Health Fac Rev, Emanual Medical Center	5.13%	10/15/2037		-	-	500	330	500	330
Tustin, CA, Community Fac Special Tax B	6.00%	9/1/2036		-	-	500	391	500	391
Val Verde, CA, USD FA Special Tax Rev Jr Lien	6.00%	10/1/2021		800	722	200	181	1,000	903
Vernon, CA, Natural Gas FA	5.00%	8/1/2021		5,455	5,431	945	941	6,400	6,372
Washington Township, CA, Health Care Dist Rev	5.00%	7/1/2037		-	-	500	356	500	356
William S Hart USD Special Tax	5.85%	9/1/2022		-	-	125	110	125	110
William S Hart USD Special Tax	5.25%	9/1/2026		-	-	300	228	300	228	E
					$ 15,361		$ 32,690		$ 48,051

Colorado			4.9%
Antelope Heights Metro Dist GO	5.00%	12/1/2037		1,125	778	-	-	1,125	778
Arapaho County, CO, Conservatory Metro Dist	5.13%	12/1/2037		2,000	1,551	-	-	2,000	1,551
Bromley Park, CO, Metro Dist #2 GO	5.13%	12/1/2037		2,000	1,551	-	-	2,000	1,551
Colorado E-470 Public Highway Auth Rev	5.50%	9/1/2024		1,125	1,058	-	-	1,125	1,058
Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis	6.13%	12/15/2035		1,000	747	-	-	1,000	747	E
Denver, CO, Rendezvous Residental Metro Dist GO	5.38%	12/1/2021		600	476	-	-	600	476
Ebert Metropolitan Dist	5.35%	12/1/2037		3,000	2,226	-	-	3,000	2,226
Fort Collins, CO, PCR Ref, Anheuser Busch Proj	4.70%	9/1/2040		1,000	637	-	-	1,000	637
Pinery West, CO, Metro Dist #2 GO	4.50%	12/1/2032		1,000	648	-	-	1,000	648	E

Part B-7

Reata, CO, North Metro Dist GO	5.50%	12/1/2032		1,000	662	-	-	1,000	662	E
					10,334		-		10,334
District of Columbia			1.3%
Dist of Columbia University Rev	5.25%	4/1/2034		$ 3,000	$ 2,732	$ -	$ -	$ 3,000	2,732

Florida			8.3%
Amelia Walk Community Development	5.50%	5/1/2037		980	651	-	-	980	651	E
Bellalgo, FL, Education Fac Benefits Dist Capital	5.85%	5/1/2022		885	721	-	-	885	721
Brevard County, FL, Health Facilities Auth	5.00%	4/1/2034		2,500	1,734	-	-	2,500	1,734
Colonial Country Club Community Development Dist, Capital Inprovement Rev	6.40%	5/1/2033		475	390	-	-	475	390
Florida Gateway Services Community Development Dist, Special Assessment
Sun City Center Fort Meyers Proj	5.50%	5/1/2010		135	135	-	-	135	135
Florida Village Community Development Dist No 8	6.38%	5/1/2038		1,145	946	-	-	1,145	946
Jacksonville, FL, Econ Development Community Health Care Facilities	6.25%	9/1/2027		5,000	3,986	-	-	5,000	3,986
Jacksonville, FL, Econ Development Rev AMT	4.75%	3/1/2047		2,000	1,194	-	-	2,000	1,194
Lee County, FL, IDA	5.25%	6/15/2027		1,500	1,030	-	-	1,500	1,030
Miami-Dade County, FL, Educational Facilities Auth	5.75%	4/1/2028		2,000	1,950	-	-	2,000	1,950
Palm Beach County, FL, Health FA Rev Waterford Proj	5.75%	11/15/2026		3,300	2,619	-	-	3,300	2,619
River Bend Community Development Dist, Capital Inprovement Rev	7.13%	11/1/2015		1,000	897	-	-	1,000	897
Rolling Hills Community Development Dist	5.45%	5/1/2037		100	66	-	-	100	66	E
Tolomato, FL, Community Development Dist	6.65%	5/1/2040		1,200	977	-	-	1,200	977
University Square Community Development	5.88%	5/1/2038		500	361	-	-	500	361	E
					17,657		-		17,657

Georgia			2.4%
Fulton County, GA, School Dist GO	5.38%	1/1/2018		1,105	1,185	-	-	1,105	1,185
Fulton County, GA, Water & Sewer Rev FGIC	6.38%	1/1/2014		35	38	-	-	35	38
Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State and Local Gov't Securities)	6.38%	1/1/2014		1,765	1,914	-	-	1,765	1,914
Georgia Municipal Electric Auth, Power Rev	6.50%	1/1/2017		945	1,061	-	-	945	1,061
Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov't Securities)	6.50%	1/1/2017		55	62	-	-	55	62
Marietta, GA, DA	7.00%	6/15/2030		1,000	845	-	-	1,000	845
					5,105		-		5,105

Idaho			0.7%
Idaho Board Bank Auth	5.63%	9/15/2026		1,470	1,528	$ -	$ -	$ 1,470	1,528	D

Illinois			6.2%

Part B-8

Bolingbrook, IL, Sales Tax Rev	6.25%	1/1/2024		445	385	-	-	445	385
Chicago, IL, O'Hare International Airport Special Fac Rev, American Airlines, Inc.	5.50%	12/1/2030		750	299	-	-	750	299
Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B	6.75%	6/1/2022		1,000	933	-	-	1,000	933	E
Hampshire, IL, Special Service Area #13, Tuscany Woods Proj	5.75%	3/1/2037		1,800	1,254	-	-	1,800	1,254	E
Hampshire, IL, Special Service Area #16, Prairie Ridge Proj	6.00%	3/1/2046		800	567	-	-	800	567	E
Huntley, IL, Special Service Area #9	5.10%	3/1/2028		1,500	1,396	-	-	1,500	1,396
Illinois Education FA, Augustana College Ser A	5.70%	10/1/2032		1,000	830	-	-	1,000	830
Illinois FA Rev	5.38%	7/1/2033		1,430	1,204	-	-	1,430	1,204
Illinois FA, Children's Memorial Hospital	5.38%	8/15/2039		1,500	1,164	-	-	1,500	1,164
Illinois FA, Children's Memorial Hospital Ser B	5.50%	8/15/2028		1,500	1,276	-	-	1,500	1,276
Illinois FA, Edward Hospital	6.25%	2/1/2033		310	316	-	-	310	316
Plano, IL, Lakewood Springs Proj Special Services Area	6.10%	3/1/2035		497	384	-	-	497	384
Round Lake, IL, Special Tax Rev	4.70%	3/1/2033		965	797	-	-	965	797	E
Round Lake, IL, Special Tax Rev (Prerefunded with State and Local Gov't Securities)	6.70%	3/1/2033		498	556	-	-	498	556
Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj	6.63%	3/1/2033		1,000	869	-	-	1,000	869
Yorkville, IL, United City Special Service Area Tax Raintree Village Proj	6.88%	3/1/2033		947	819	-	-	947	819	E
					13,049		-		13,049

Indiana			0.2%
East Chicago, IN, Industrial Solid Waste Disposal AMT	5.50%	9/1/2028		700	448	-	-	700	448	E

Iowa			0.3%
Iowa FA, Single Family Mortgage Rev AMT	4.80%	1/1/2037		980	692	-	-	980	692

Kansas			0.5%
La Cygne, KS, Kansas City Power & Light	4.65%	9/1/2035		260	195	-	-	260	195
Lawrence, KS, Lawrence Memorial Hospital	5.13%	7/1/2036		500	367	-	-	500	367
Salina, KS, Salina Regional Health Hospital Rev	4.63%	10/1/2031		750	561	-	-	750	561
					1,123		-		1,123

Louisiana			1.3%
Louisiana Public Fac Auth, Ochsner Clinic Foundation Proj	5.50%	5/15/2047		2,000	1,499	-	-	2,000	1,499
Louisiana Public Fac Auth, Ochsner Clinic Foundation Proj (Prerefunded with US Gov't Securities)	5.50%	5/15/2027		500	515	-	-	500	515
Louisiana Public Fac Auth, Susla Fac Inc	5.75%	7/1/2039		1,000	734	-	-	1,000	734	E
					2,748		-		2,748

Maryland			0.5%

Part B-9

Maryland State Health & Higher Education FA Rev	6.00%	1/1/2028		1,385	1,076	-	-	1,385	1,076
					1,076		-		1,076

Michigan			7.1%
Detroit, MI, GO	5.00%	4/1/2016		10,000	9,548	-	-	10,000	9,548	E
Detroit, MI, Water Supply System Ref Rev FGIC	6.50%	7/1/2015		1,750	1,867	-	-	1,750	1,867
Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State and Local Gov't Securities)	5.63%	3/1/2017		500	543	-	-	500	543
Michigan State Hospital FA, McLaren Health Care	5.63%	5/15/2028		2,000	1,814			2,000	1,814
Michigan Strategic Fund Ltd, Rev Ref Dow Chemical Proj AMT	5.50%	12/1/2028		750	722	-	-	750	722
Michigan Tobacco Settlement Fin	6.88%	6/1/2042		835	630			835	630
					15,124		-		15,124

Minnesota			1.3%
Ramsey, MN, Lease Rev Pact Charter School Proj	6.50%	12/1/2022		500	434			500	434
Rochester, MN, Health Care Fac Rev	5.70%	5/1/2022		790	628			790	628	E
St Paul, MN, Housing & Redev Auth Lease Rev	6.00%	12/1/2018		860	770			860	770
St Paul, MN, Housing & Redev Auth, Achieve Language Academy	6.75%	12/1/2022		500	434			500	434
St Paul, MN, Housing & Redev Auth, Hmong Academy Proj	6.00%	9/1/2036		740	547			740	547
					2,813		-		2,813

Mississippi			0.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev Ref Weyerhaeuser Co Proj	6.80%	4/1/2022		250	215	-	-	250	215

Missouri			1.1%
Branson Hills, MO, Infrastructure Fac	5.50%	4/1/2027		650	482	-	-	650	482	E
Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj	5.75%	3/1/2029		1,000	759	-	-	1,000	759
St Louis, MO, Industrial DA, Confluence Academy Proj	5.35%	6/15/2032		550	379	-	-	550	379
Stone Canyon, MO, Community Improvement Proj	5.75%	4/1/2027		1,000	759	-	-	1,000	759
					2,379		-		2,379

Nebraska			1.1%
Nebraska Public Power Dist Rev	5.00%	1/1/2033		2,500	2,228	-	-	2,500	2,228
					2,228		-		2,228

Nevada			1.6%
Clark County, NV, Improvement Dist #142	6.38%	8/1/2023		980	819	-	-	980	819
Reno, NV, Hospital Rev	5.50%	6/1/2028		1,500	1,366			1,500	1,366

Part B-10

Reno, NV, Renown Regional Medical Center Proj	5.25%	6/1/2032		1,485	1,114	-	-	1,485	1,114
					3,299		-		3,299

New Hampshire			0.3%
New Hampshire Health & Education Fac, Elliot Hospital	5.60%	10/1/2022		750	692	-	-	750	692

New Jersey			0.1%
New Jersey Education Fac, Fairleigh Dickinson University	6.00%	7/1/2025		275	227	-	-	275	227
					227		-		227

New Mexico			1.6%
Cabezon, NM, Public Improvement Dist	5.20%	9/1/2015		665	603	-	-	665	603
New Mexico Mortgage FA AMT	6.15%	7/1/2037		2,460	2,408	-	-	2,460	2,408
Otero County, NM, Jail Proj	6.00%	4/1/2023		400	334	-	-	400	334
					3,345		-		3,345

New York			5.1%
Erie County, NY, IDA Applied Tech Charter School Proj	6.75%	6/1/2025		550	446	-	-	550	446
Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A	6.50%	1/1/2027		1,000	829	-	-	1,000	829
New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center	6.13%	12/1/2029		3,125	2,525	-	-	3,125	2,525
New York, NY, GO	5.75%	3/1/2019		30	31	-	-	30	31
New York, NY, GO	6.25%	10/15/2028		1,000	1,047	-	-	1,000	1,047
New York, NY, IDA American Airlines JFK International Airport AMT	7.13%	8/1/2011		1,060	901	-	-	1,060	901
New York, NY, IDA Terminal One Group Assoc Proj AMT	5.50%	1/1/2024		1,000	899	-	-	1,000	899
Seneca Nation Indians Capital Improvement Special Tax	5.00%	12/1/2023		1,000	736	-	-	1,000	736	B
Ulster County, NY, IDA Kingston Regional Senior Living Proj	6.00%	9/15/2027		3,975	3,098	-	-	3,975	3,098
Utica, NY, IDA Civic Fac Rev, Utica College (Prerefunded with State and Local Gov't Securities)	6.88%	12/1/2014		65	67	-	-	65	67
Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj	6.38%	1/1/2024		400	336	-	-	400	336
					10,915		-		10,915

North Carolina			0.6%
Raleigh, NC, Medical Care Commission Retirement Fac Rev	5.25%	1/1/2032		2,000	1,323	-	-	2,000	1,323	E
					1,323		-		1,323

Ohio			0.7%
Hamilton, OH, School Dist Improvement	6.15%	12/1/2016		1,270	1,440	-	-	1,270	1,440	A
					1,440		-		1,440

Part B-11

Oklahoma			0.5%
Tulsa County, OK, St Francis Health Care System	5.00%	12/15/2029		1,210	1,003	-	-	1,210	1,003

Other U.S. Territories			1.0%
Puerto Rico Commonwealth	5.50%	7/1/2032		-	-	500	436	500	436
Puerto Rico Housing FA	5.13%	12/1/2027		-	-	665	626	665	626
Virgin Island Public FA Rev AMT	4.70%	7/1/2022		-	-	250	165	250	165
Virgin Islands Public FA Rev	4.25%	10/1/2029		-	-	300	220	300	220
Virgin Islands Public FA, Revhovenska Refinery	6.13%	7/1/2022		750	584	250	195	1,000	779
					584		$ 1,642		2,226

Pennsylvania			2.2%
Montgomery County, PA, IDA Whitemarsh Continuing Care Proj	6.13%	2/1/2028		800	601	-	-	800	601	E
Pennsylvania State Higher Educational FA Rev	5.75%	7/1/2028		2,145	1,730	-	-	2,145	1,730
Pennsylvania Turnpike Commission	6.00%	6/1/2028		665	696	-	-	665	696
Scranton, PA, Parking Auth	5.25%	6/1/2034		1,825	1,578	-	-	1,825	1,578
					4,605		-		4,605

Rhode Island			0.5%
Central Falls, RI, Detention FA Fac Rev	6.75%	1/15/2013		1,000	989	-	-	1,000	989
					989		-		989

South Carolina			3.9%
Lancaster County, SC, Sun City Carolina Lakes Improvement	5.45%	12/1/2037		750	488	-	-	750	488	E
South Carolina Jobs Econ DA Rev	4.70%	4/1/2035		2,000	1,457	-	-	2,000	1,457	E
Tobacco Settlement Rev Management Auth	6.38%	5/15/2028		6,000	6,382	-	-	6,000	6,382
					8,327		-		8,327

Tennessee			0.1%
McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj	7.63%	3/1/2016		500	282	-	-	500	282	E

Texas			4.8%
Brazoria, TX, Brazos River Habor Navigation Dow Chemical Co	4.95%	5/15/2033		1,500	1,061	-	-	1,500	1,061	A
Harris County, TX, Cultural Education Fac Baylor CLG Medicine	5.63%	11/15/2032		2,145	1,926			2,145	1,926
Houston, TX, Airport System Rev	6.75%	7/1/2021		1,500	900			1,500	900
Maverick County, TX, Public Fac Corp Proj Rev	6.25%	2/1/2024		490	388	-	-	490	388
North Texas Tollway Auth	6.00%	1/1/2025		4,000	3,995	-	-	4,000	3,995
Travis County, TX, Health Fac, Querencia Barton Creek Project	5.65%	11/15/2035		1,000	705	-	-	1,000	705	E
Willacy County, TX, Corp Revival Proj (Prerefunded with State & US Gov't Securities)	6.00%	3/1/2009		540	546	-	-	540	546

Part B-12

Willacy County, TX, GO	6.88%	9/1/2028		1,000	748	-	-	1,000	748
					10,269		-		10,269

Virginia			2.5%
James City County, VA, Econ DA Residential Care Fac	5.40%	7/1/2027		840	582	-	-	840	582	E
James City County, VA, Econ DA Residential Care Fac	5.50%	7/1/2037		2,000	1,291	-	-	2,000	1,291	E
Norfolk, VA, Redev & Housing Auth First Mortgage Retirement Community	6.00%	1/1/2025		500	400	-	-	500	400	E
Peninsula, VA, PA Fac, CSX Transport Proj Rev	6.00%	12/15/2012		1,000	941	-	-	1,000	941
Peninsula, VA, Turn Center Community Dev DA	6.45%	9/1/2037		700	538	-	-	700	538
Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov't Securities)	5.50%	6/1/2026		1,455	1,518	-	-	1,455	1,518
					5,270		-		5,270
Washington			1.2%
King County, WA, ISD #210 GO	5.00%	6/1/2019		670	679	-	-	670	679
Washington State Health Care FA Rev	6.13%	8/15/2037		2,400	1,792	-	-	2,400	1,792
					2,471		-		2,471

Wisconsin			2.8%
Wisconsin Badger Tobacco Asset Securitization Corp.	6.13%	6/1/2027		2,800	2,643			2,800	2,643
Wisconsin Badger Tobacco Asset Securitization Corp.	6.38%	6/1/2032		1,000	895	-	-	1,000	895
Wisconsin State Health Care FA Rev	5.50%	8/15/2023		2,500	2,503	-	-	2,500	2,503
					6,041		-		6,041
Total Municipal Bonds					$160,212		$ 34,332		194,544

Short-Term Investments			5.0%
				Shares		Shares
State Stret Bank Tax Free Money Market Fund				9,493	$ 9,493	-	-	9,493	9,493
Dreyfus Basic California Municipal Money Market Fund				-	-	1,135	1,135	1,135	1,135
Total short-term investments					$ 9,493		1,135		10,628

Total investments			96.6%		$169,705		35,467		205,172

Total cost of securities					$196,728		43,503		240,231
			3.4%
Other assets and liabilities					$ 5,027		2,140		7,167

Total net assets			100.0%		$174,732		37,607		212,339

Note:	Percentage of investments as shown is the ratio of total market value to total net assets.

A	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Part B-13

B

Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $3,354, which represents 1.58% of total net assets.

C	Variable rate securities; the rate reported is the coupon in effect at October 31, 2008.

D	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $1,532.

E

The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

	Period			Cost
	Acquired	Par	Security	Basis
	06/2006	$ 980	Amelia Walk Community Development,
			5.50%, 05/01/2037	$ 980
	11/2006	250	Beaumont, CA, FA Improvement Area
			#8, 5.05%, 09/01/2037	250
	05/2007	650	Branson Hills, MO, Infrastructure Fac
			5.50%, 4/01/2027	652
	06/2007	1,000	California Statewide Community DA,
			California Baptist University,
			5.50%, 11/01/2038	1,000
	05/2007	500	California Statewide Community DA,
			Front Porch Communities & Services
			5.13%, 04/01/2037 - 144A	505
	07/2004	1,000	Chicago, IL, Tax Increment Allocation
			Jr Lien Pilsen Redev B, 6.75%,
			06/01/2022	1,000
	10/2006	225	Chino, CA, Community Fac Dist Special
			Tax #2, 5.00%, 09/01/2036	224
	05/2007	500	Chino, CA, Community Fac Dist Special
			Tax B, 5.00%, 09/01/2036	493
	06/2006	1,000	Colorado Educational & Cultural Fac
			Auth, Charter School Banning Lewis,
			6.13%, 12/15/2035 - 144A	1,000
	06/2008	10,000	Detroit, MI, GO, 5.00%, 04/01/2016
				9,999
	09/2007	700	East Chicago, IN, Industrial Solid Waste
			Disposal AMT, 5.50%, 09/01/2028	676
	11/2007	265	Estrella Mountain Ranch Community GO,
			6.20%, 07/15/2032	265
	06/2007	250	Folsom, CA, Public FA Speical Tax Rev,
			5.20%, 09/01/2032	249
	05/2007	1,800	Hampshire, IL, Special Service Area #13,
			Tuscany Woods Proj. 5.75%,
			3/1/2037	1,800
	07/2007	800	Hampshire, IL, Special Service Area #16,
			Prairie Ridge Proj. 6.00%
			3/1/2046	803
	11/2006	325	Imperial, CA, Special Tax Community
			Fac, 5.00%, 09/01/2006	325

Part B-14

10/2006	300	Indio, CA, Community Fac Dist Speical
		Tax, 5.05%, 09/01/2026	299
06/2007	300	Irvine, CA, Improvement Bond Act 1915,
		5.00%, 09/02/2030	296
09/2007	840	James City County, VA, Econ DA
		Residential Care Fac, 5.40% 07/01/2027	817
07/2007	2,000	James City County, VA, Econ DA
		Residential Care Fac, 5.50% 07/01/2037	1,986
11/2002	100	Jurupa, CA, Community Services Dist
		Special Tax Dist #06, 5.88% 09/01/2032	97
10/2007	500	Jurupa, CA, Community Services Dist
		Special Tax Dist #30, 5.60% 09/01/2037	500
01/2006	200	Lake Elsinore, CA, Special Tax Community
		Fac Dist #2005-1A, 5.35%, 09/01/2036	200
04/2007	150	Lake Elsinore, CA, Special Tax Community
		Fac Dist #2005-6, 5.00%, 09/01/2030	150
02/2004	100	Lake Elsinore, CA, Special Tax Community
		Fac Dist #2-A, 5.85%, 09/01/2024	100
02/2006	750	Lancaster County, SC, Sun City Carolina
		Lakes Improvement, 5.45%, 12/01/2037	750
02/2004	150	Lee Lake, CA, Water Dist Community Fac Dist
		#3 Special Tax Retreat, 5.75%, 09/01/2023	150
07/2007	1,000	Louisiana Public Fac Auth, Susla Fac Inc,
		5.75%, 07/01/2039 - 144A	1,007
01/2003	500	McMinn County, TN, IDA PCR Calhoun
		Newsprint Co Proj, 7.63%, 03/01/2016	496
01/2005	800	Montgomery County, PA, IDA
		Whitemarsh Continuing Care Proj,
		6.13%, 02/01/2028	789
11/2004	500	Norfolk, VA, Redev & Housing Auth
		First Mortgage Retirement Community
		6.00%, 01/01/2025	496
11/2007	1,000	Perris, CA, Public FA Local Agency Rev,
		5.80%, 09/01/2038	1,000
04/2007	1,000	Pinery West, CO, Metro Dist #2 GO,
		4.50%, 12/01/2032	974
05/2007	2,000	Raleigh, NC, Medical Care Commission
		Retirement Fac Rev, 5.25%, 01/01/2032	1,989
07/2007	500	Rancho Mirage, CA, Joint Powers FA Rev,
		Eisenhower Medical Center, 5.00%, 07/01/2038	499
04/2007	1,000	Reata, CO, North Metro Dist GO,
		5.50%, 12/01/2032 - 144A	1,000
11/2007	790	Rochester, MN, Health Care Fac Rev,
		5.70%, 05/01/2022	790
11/2006	100	Rolling Hills Community Development Dist,
		5.45%, 05,01/2037	100
03/2007	965	Round Lake, IL, Special Tax Rev,
		4.70%, 03/01/2033	965
11/2004	1,000	San Manuel, CA, Entertainment Auth
		Public Inprovement,
		4.50%, 12/01/2016 - 144A	1,000
02/2007	2,000	South Carolina Jobs Econ DA Rev
		4.70%, 04/01/2035	2,000

Part B-15

08/2006	200	Sun Ranch, CA, Municipal Water Dist,
		5.00%, 09/01/2036	199
10/2007	250	Temecula, CA, Redev Agency Tax Allocation
		Rev, 5.63%, 12/15/2038	250
08/2007	1,000	Travis County, TX, Health Fac, Querencia
		Barton Creek Project, 5.65%, 11/15/2035	946
09/2007	500	University Square Community Development,
		5.88%, 05/01/2038	495
01/2006	300	William S Hart USD Special Tax, 5.25%,
		09/01/2026	299
08/2003	947	Yorkville, IL, United City Special
		Service Area Tax Raintree Village Proj,
		6.88%, 03/01/2033	947

The aggregate value of these securities at October 31, 2008 was $32,887 which represents 15.49% of total net assets.

AMT - Alternative Minimum Tax
DA - Development Authority
FA - Finance Authority
FGIC - Financial Guaranty Insurance Company
FSA - Finance Security Assurance
GO - General Obligations
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
ISD - Independent School District
MBIA - Municipal Bond Insurance Association
PA - Port Authority
PCR - Pollution Controll Revenue
USD - United School District

PROFORMA STATEMENT OF OPERATIONS
For the Year Ended October 31, 2008
The Hartford Tax-Free National Fund (Acquiring)
The Hartford Tax-Free California Fund (Target)
(Unaudited) (000's omitted)

	The Hartford Tax-Free National Fund	The Hartford Tax-Free California Fund	Proforma Adjustments		Proforma Combined
Investment Income:
Interest	$ 10,991	$ 2,331	$ -		$ 13,322
Securities lending	-	-	-		-
Less: Foreign tax withheld	-	-	-		-
Total investment income, net	10,991	2,331	-		13,322
Expenses:					-
Investment management and advisory fees	1,103	236	(123)	A	1,216
Transfer agent fees	70	11	-		81
Distribution fees - Class A	334	89	-		423
Distribution fees - Class B	64	17	-		81
Distribution fees - Class C	266	56	-		322
Distribution fees - Class L	19	-	-		19
Custodian fees	3	2	(2)	B	3

Part B-16

Accounting services	28	6	-		34
Registration and filing fees	87	5	(6)	B	86
Board of Directors' fees	4	1	-		5
Other expenses	77	25	(15)	B	87
Total expenses (before fees paid indirectly)	2,055	448	(146)		2,357
Expense waivers	(172)	(29)	149		(52)
Custodian fee offset	(3)	(1)	-		(4)
Total fees paid indirectly	(175)	(30)	149		(56)
Total expenses, net	1,880	418	3		2,301
Net investment income	9,111	1,913	(3)		11,021
Net Realized Loss on Investments:					-
Net realized loss on investments	(17,046)	(1,757)	-		(18,803)
Net Realized Loss on Investments:	(17,046)	(1,757)	-		(18,803)
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(27,659)	(7,734)	-		(35,393)
Net Changes in Unrealized Depreciation of Investments:	(27,659)	(7,734)	-		(35,393)
Net Gain on Investments:	(44,705)	(9,491)	-		(54,196)
Net Decrease in Net Assets Resulting from Operations	$ (35,594)	$ (7,578)	$ (3)		$ (43,175)

A Decrease due to the reduction of management fees on November 1, 2008.
B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

Part B-17

ACQUIRING FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

October 31, 2008

(Unaudited)

(000’s omitted)

1)	Description of the Fund

The Acquiring Fund, The Hartford Tax-Free National Fund, (“Acquiring Fund”) a fund within The Hartford Mutual Funds II, Inc. (“Corporation”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

The Acquiring Fund consists of six classes of shares: Class A, B, C, I, L and Y. Class A and L shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within 12 months of purchase. Class I shares are sold without sales charges to certain investors through advisory fee-wrap programs. Class Y shares are sold without sales charges and sold to certain eligible institutional investors. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically converts to Class A shares after 8 years.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (“HIFSCO”) for activities intended to result in the sale and distribution of Classes A, B, C and L shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services.

2)	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of The Hartford Tax-Free California Fund (“Target Fund”), a fund of The Hartford Mutual Funds, Inc., by the Acquiring Fund as if such acquisition had taken place as of October 31, 2008.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended October 31, 2008. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports dated October 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 31, 2008.

3)	Significant Accounting Policies
a)

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization or premium and accretion of discounts, is accrued on a daily basis.

b)

SECURITY VALUATION - Debt securities (other than short-term obligations) held by a Fund are valued on the basis of valuations furnished by independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market

Part B-18

quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

4)	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at October 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of October 31, 2008, divided by the net asset value per share of the shares of Acquiring Fund as of October 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2008:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization from Hartford Tax-Free CA Fund	Total Outstanding Shares Post- Combination

Class A	13,092	3,526	16,618
Class B	607	155	762
Class C	3,155	665	3,820
Class I	542	—	542
Class L	670	—	670
Class Y	2,108	—	2,108

5)	Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated  investment company, if such qualification is in the best  interests of its shareholders, by complying with the  provisions available to certain investment companies, as defined in applicable sections of the Internal  Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Part B-19

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

	1.(i)	Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)
	1.(ii)	Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)
	2.	By-Laws (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)
	3.	Not Applicable
	4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Proxy Statement/Prospectus
	5.	No Applicable
	6.(i)	Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)
	6.(ii)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2009)
6.(iii)

Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

	7.	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)
	8.	Not Applicable
	9.	Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 15, 2007)
	10.(i)	Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)
	10.(ii)	Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)
11.

Opinion and Consent of Counsel as to legality of the securities being registered (incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 (File No. 333-158347) filed on April 13, 2009)

	12.	Opinion and Consent of Dechert LLP as to tax matter (Filed herewith)
13.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

13.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

13.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006 )

	13.(iv)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)
13.(v)

First Amendment to Fund Accounting Agreement, January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

13.(vi)

Second Amendment to Fund Accounting Agreement, January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)

13.(vii)	Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2009)
13.(viii)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008)
14.

Consent of Independent Registered Public Accounting Firm (incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement on Form N-14 (File No. 333-158347) filed on April 13, 2009)

15.	Not Applicable
16.	Power of Attorney dated February4, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-158347) filed on April 1, 2009)
17.	Form of Proxy Card (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-158347) filed on April 1, 2009)

Item 17.	Undertakings

1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 4th day of May, 2009.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ John C. Walters

John C. Walters

Its: President

As require by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Tamara Fagely	Controller & Treasurer	May 4, 2009
Tamara L. Fagely	(Chief Accounting Officer &

Chief Financial Officer)

*	Director	May 4, 2009

Lynn S. Birdsong

*	Chairman of the Board	May 4, 2009
Robert M. Gavin, Jr.	and Director

*	Director	May 4, 2009

Duane E. Hill

*	Director	May 4, 2009

Sandra S. Jaffee

*	Director	May 4, 2009

William P. Johnston

*	Director	May 4, 2009

Lemma W. Senbet

*	Director	May 4, 2009
Thomas M. Marra

*	Director	May 4, 2009

Phillip O. Peterson

*	Director	May 4, 2009

Lowndes A. Smith

/s/ Edward P. Macdonald	May 4, 2009

* By Edward P. Macdonald

Attorney-in-fact

*	Pursuant to Power of Attorney dated February 4, 2009 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-158347) filed on April 1, 2009)

EXHIBIT INDEX

Exhibit No.

12.	Opinion and Consent of Dechert LLP as to tax mattter